Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
CENTERLINE HOLDING COMPANY FOR THE QUARTER ENDED MARCH 31, 2011

In connection with the Quarterly Report on Form 10-Q of Centerline Holding Company for the quarterly period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert L. Levy, as President, Chief Financial Officer and Chief Operating Officer of our Company, hereby certifies, pursuant to 18 U.S.C.  Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

	By:	/s/ Robert L. Levy
Robert L. Levy President, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer and Principal Executive Officer) May 16, 2011